EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 31st day of January, 1996.



                              E. R. Brooks
                              Director


Subscribed and sworn to before me this 31st day of January, 1996 by E. R. Brooks.


                              L. J. Jimmerson
                              Notary Public

My Commission Expires:
May 11, 1996


EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              James E. Davison
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by James E. Davison.



                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              Al P. Eason, Jr.
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by Al P. Eason, Jr.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              W. J. Googe, Jr.
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by W. J. Googe, Jr.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              Dr. Frederick E. Joyce
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by Dr. Frederick E. Joyce.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              Michael H. Madison
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by Michael H. Madison.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              Harry D. Mattison
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by Harry D. Mattison.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              Marvin R. McGregor
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by Marvin R. McGregor.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              William C. Peatross
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by William C. Peatross.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life

EXHIBIT 24.13
                      POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Richard H. Bremer and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.



                              Maxine P. Sarpy
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by Maxine P. Sarpy.


                              Judith W. Culver
                              Notary Public

My Commission Expires:

My commission is for Life